Exhibit 99.1

1 Nuvve Copyright © 2020. All Rights Reserved. We Make Electric Vehicles Affordable And Greener Investor Presentation – November 2020

Nuvve Copyright © 2020. All Rights Reserved. Legal Disclaimer This presentation (this “Presentation”) is provided for information purposes only and has been prepared to assist interested par ties in making their own evaluation with respect to a potential business combination between Newborn Acquisition Corp. (“Newborn” or “NBAC”) and Nuvve Corporation (“Nuvve” or the “Company”) and rela ted transactions (the “Proposed Business Combination”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent pe rmitted by law in no circumstances will NBAC, Nuvve or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be resp ons ible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions co mmu nicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third - party industry publications and sources as well as from rese arch reports prepared for other purposes. Neither NBAC nor Nuvve has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Thi s d ata is subject to change. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Nuvve or the Proposed Busines s Combination. Viewers of this Presentation should each make their own evaluation of Nuvve and of the relevance and adequacy of the information and should make such other investigations as they deem necessar y. Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward - looking statements for purposes of th e safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” and similar expressions that predict or indicate fu ture events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and perfo rma nce metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of NBAC’s and Nuvve’s ma nagement and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an y investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Ma ny actual events and circumstances are beyond the control of NBAC and Nuvve. These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign b usiness, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulato ry approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or tha t the approval of the stockholders of NBAC or Nuvve is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected fin ancial information with respect to Nuvve; risks related to the organic and inorganic growth of Nuvve’s business and the timing of expected business milestones; the effects of competition on Nuvve’s future busin ess ; the amount of redemption requests made by NBAC’s stockholders; the ability of NBAC or the combined company to issue equity or equity - linked securities or obtain debt financing in connection with the Prop osed Business Combination or in the future, and those factors discussed in NBAC’s final prospectus dated February 13, 2020 under the heading “Risk Factors,” and other documents of NBAC filed, or to be fi led, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by thes e f orward - looking statements. There may be additional risks that neither NBAC nor Nuvve presently know or that NBAC and Nuvve currently believe are immaterial that could also cause actual results to differ f rom those contained in the forward - looking statements. In addition, forward - looking statements reflect NBAC’s and Nuvve’s expectations, plans or forecasts of future events and views as of the date of this Pres ent ation. NBAC and Nuvve anticipate that subsequent events and developments will cause NBAC’s and Nuvve’s assessments to change. However, while NBAC and Nuvve may elect to update these forward - looking sta tements at some point in the future, NBAC and Nuvve specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing NBAC’s and Nuvve’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. Use of Projections This Presentation contains projected financial information with respect to Nuvve. Such projected financial information consti tut es forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial for eca st information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward - Looking Statements” above. Actual re sults may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be re garded as a representation by any person that the results reflected in such forecasts will be achieved.

3 EƵǀǀĞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ /HJDO'LVFODLPHU FRQW Financial Information; Non - GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X. According ly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by NBAC with the SEC, and such differenc es may be material. In particular, all Nuvve historical financial information included herein is preliminary and subject to change pending finalization of the audits of Nuvve for the years ended December 31, 2019 and Decem ber 31, 2018 in accordance with PCAOB auditing standards. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United Sta tes generally accepted accounting principles (“GAAP”). NBAC and Nuvve believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operati ng results and trends in and in comparing Nuvve’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and revenue that are req uired by GAAP to be recorded in Nuvve’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are exclud ed or included in determining these non - GAAP financial measures. In order to compensate for these limitations, management presents historical non - GAAP financial measures in connection with GAAP results. You should review Nuvve’s audited financial statements, which will be included in the Proxy Statement (as defined below). However, not all of the information necessary for a quantitative reconciliation of the forward - looking non - GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. Important Information About the Proposed Business Combination and Where to Find It In connection with the Proposed Business Combination, a subsidiary of NBAC intends to file a registration statement with the SEC , which will include a proxy statement/prospectus (the “Proxy Statement/Prospectus”) to be distributed to holders of NBAC’s ordinary shares in connection with NBAC’s solicitation of proxies for the vote by NBAC’s sha reh olders with respect to the Proposed Business Combination and other matters as described in the Proxy Statement/Prospectus, as well as to the holders of NBAC’s and Nuvve’s securities in connection with offer of the subsid iar y’s securities to such holders. NBAC will mail a definitive proxy statement/prospectus, when available, to its shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMEN TS THERETO AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NBAC, NUVVE AND THE PROPOS ED BUSINESS COMBINATION. SUCH DOCUMENTS WILL BE AVAILABLE FOR FREE AT THE SEC’S WEBSITE AT WWW.SEC.GOV. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORI TY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINA L O FFENSE. NBAC and Nuvve and their respective affiliates and certain of their respective executive officers and other members of manage men t and employees may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination. Information about the directors and executive officers of NBAC is set forth in its Annual Rep ort on Form 10 - K for the fiscal year ended December 31, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or oth erwise, will be included in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Proposed Business Combination when they become available. Shareholders, potential investors and other i nte rested persons should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as indicated above. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall ther e b e any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made exce pt by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of NBAC, Nuvve and other companies, which ar e t he property of their respective owners.

Nuvve Copyright © 2020. All Rights Reserved. Introductions GREGORY POILASNE Co - Founder, Chairman, CEO TED SMITH Director, COO

5 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Who is Nuvve ? EƵǀǀĞ ͛ Ɛ ƉƌŽƉƌŝĞƚĂƌǇǀĞŚŝĐůĞ Ͳ ƚŽ Ͳ ŐƌŝĚ;s Ϯ 'ͿƚĞĐŚŶŽůŽŐǇ ĞŶĂďůĞƐƚŚĞůŝŶŬŝŶŐŽĨŵƵůƚŝƉůĞĞůĞĐƚƌŝĐǀĞŚŝĐůĞ;sͿ ďĂƚƚĞƌŝĞƐƚŚƌŽƵŐŚsĐŚĂƌŐŝŶŐƐƚĂƚŝŽŶƐŝŶƚŽĂǀŝƌƚƵĂů ƉŽǁĞƌƉůĂŶƚ;sWWͿƉƌŽǀŝĚŝŶŐďŝ Ͳ ĚŝƌĞĐƚŝŽŶĂůƐĞƌǀŝĐĞƐƚŽ ƚŚĞĞůĞĐƚƌŝĐĂůŐƌŝĚŝŶĂƋƵĂůŝĨŝĞĚĂŶĚƐĞĐƵƌĞŵĂŶŶĞƌ͘ • The company generates revenue from bidding onto energy markets and creates energy savings for its customers • Nuvve’s technology and ecosystem has proven to successfully lower the cost of electric vehicle ownership, while supporting the integration of renewable energy for a scalable and sustainable green society.

Nuvve Copyright © 2020. All Rights Reserved. Our Mission To lower the cost of electric vehicle (EV) ownership while supporting the integration of renewable energy for scalable and sustainable green society. Wind/PV share (global capacity) EV share (new global sales) ϱϮ й 15% Ϯ й 57% 2018 2040 2018 2040 ^ŽƵƌĐĞ͗E&

7 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ EV Market Forecast EV adoption will drive the need for vehicle - grid integration (VGI) and vehicle - to - grid (V2G) in 2021

Nuvve Copyright © 2020. All Rights Reserved. Electric Grid is Not Ready & Smart Charging will not be Enough EV Industry Uni - directional High volatility Unconnected to grid Heavy uncontrolled loads Increasing regulatory mandates High cost of batteries/ownership ,ŝŐŚǀŽůĂƚŝůŝƚǇ Power Industry Transition to distributed power High volatility Increasing renewables Little virtualization of assets Increasing load from EVs Based on fixed assets ͞ dŚĞĐŚĂůůĞŶŐĞŝŶEŽƌǁĂǇŝƐŶŽƚƚŚĂƚƚŚĞƌĞŝƐƚŽŽůŝƚƚůĞƉŽǁĞƌ͕ďƵƚƚŽŽůŽǁĐĂƉĂĐŝƚǇŝŶƉĂƌƚƐŽĨƚŚĞŶĞƚǁŽƌŬĐůŽƐĞƐƚƚŽƚŚĞ ĐŽŶƐƵŵĞƌ͘/ƚŝƐĐĞƌƚĂŝŶůǇĐŚĂůůĞŶŐŝŶŐ͘ ͟ Ͳ ŚƌŝƐƚŝŶĂƵ͕ĚŝƌĞĐƚŽƌŽĨ ƚŚĞEŽƌǁĞŐŝĂŶůĞĐƚƌŝĐĂƌƐƐŽĐŝĂƚŝŽŶ

9 Nuvve Copyright © 2020. All Rights Reserved. Bi - directional is the Solution EV Industry hŶŝ Ͳ ĚŝƌĞĐƚŝŽŶĂů ,ŝŐŚǀŽůĂƚŝůŝƚǇ hŶĐŽŶŶĞĐƚĞĚƚŽŐƌŝĚ ,ĞĂǀǇƵŶĐŽŶƚƌŽůůĞĚůŽĂĚƐ /ŶĐƌĞĂƐŝŶŐƌĞŐƵůĂƚŽƌǇŵĂŶĚĂƚĞƐ ,ŝŐŚĐŽƐƚŽĨďĂƚƚĞƌŝĞƐͬŽǁŶĞƌƐŚŝƉ Low volatility w/ Nuvve Power Industry dƌĂŶƐŝƚŝŽŶƚŽĚŝƐƚƌŝďƵƚĞĚƉŽǁĞƌ ,ŝŐŚǀŽůĂƚŝůŝƚǇ /ŶĐƌĞĂƐŝŶŐƌĞŶĞǁĂďůĞƐ >ŝƚƚůĞǀŝƌƚƵĂůŝǌĂƚŝŽŶŽĨĂƐƐĞƚƐ /ŶĐƌĞĂƐŝŶŐůŽĂĚĨƌŽŵsƐ ĂƐĞĚŽŶĨŝǆĞĚĂƐƐĞƚƐ Vehicle - Grid Integration Bi - directional Stabilization of renewables Access to energy markets Demand/supply matching Virtualization of assets Smart battery management

10 Nuvve Copyright © 2020. All Rights Reserved. 1XYYH ¶ V3ODWIRUP$QG6HUYLFHV Helps stabilize the grid with Nuvve’s bidirectional charging Reduces the cost of EV ownership, encourages EV adoption 'ƵĂƌĂŶƚĞĞƐǀĞŚŝĐůĞǁŝůůďĞƐĞƚ ĨŽƌƵƐĞďǇŽǁŶĞƌǁŚĞŶ ŶĞĞĚĞĚ Optimizes and protects the vehicle battery Electric vehicles go from being unreliable resources into reliable, dispatchable and monetizable assets. Enables increased renewable penetration

11 s Ϯ ' Barcelona, Spain Newark, Delaware DĂŶŝůĂ͕WŚŝůŝƉƉŝŶĞƐ CDG Airport, Paris Windhoek, Namibia Nagoya, Japan Culver City, CA >ŽŶĚŽŶ͕h< UCSD, San Diego CA Torrance, CA ůĂũŽŶ͕^ĂŶŝĞŐŽ Nice, France Frederiksberg, Denmark Corsica, France EVS32 Lyon, France ^ĂŶ:ŽƐĞ͕ Bornholm, Denmark

12 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Vehicle - Based • Availability • Power capacity • Historic usage Forecast Market - Based • Historical trends • Projected value • Volatility • Compatible w/ all standards • Control infrastructure directly or via API’s. ‡ WĞƌĨŽƌŵĂŶĐĞĂŶĚ &ŝŶĂŶĐŝĂůZĞƐƵůƚƐ ƌĞƉŽƌƚŝŶŐƚŽ ƐƚĂŬĞŚŽůĚĞƌƐ;ƵƚŝůŝƚŝĞƐ͕ ĨůĞĞƚŽǁŶĞƌƐ͕ĚƌŝǀĞƌƐͿ Bid Dispatch ZĞƉŽƌƚ Nuvve Platform Implementation GIVe Ρ Aggregator DRIVER GRID ddZz AI Integration, under development

13 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Nuvve Product Vision Adaptable Adjustable Scalable ^ƚĂŶĚĂƌĚƐĐŽŵƉĂƚŝďŝůŝƚǇ ;s͕s^Ɛ͕ĞƚĐ͘Ϳ Evolving with energy markets worldwide Micro - service based to enable quick iteration

Nuvve Copyright © 2020. All Rights Reserved. Value (Revenue) Proposition Smart Charging V1G 9 +9 % V2G Value Proposition hƚŝůŝƚǇ /ŶƚĞƌĐŽŶŶĞĐƚŝŽŶ • Nuvve is capable of providing all levels of Vehicle Grid Integration, including V2G, providing revenues from grid services and u utility bill savings behind the meter. Interconnected energy storage that can respond to fast grid signals and participate in energy markets Bi - directional capable, connected to buildings, able to respond to tariff signals. Dynamic charge rate based on external signals ŝŶĂƌǇ^ƚŽƉͬ^ƚĂƌƚĐŚĂƌŐĞĂƚ ƐĐŚĞĚƵůĞĚƚŝŵĞƐ TOU (1) Demand Response ĞŵĂŶĚŚĂƌŐĞ DĂŶĂŐĞŵĞŶƚ͕ ŵĞƌŐĞŶĐǇĂĐŬ Ͳ ƵƉ Wholesale Energy Market (Ancillary, Capacity, Energy) (1) TOU = Time of Use Optimization

15 Nuvve Copyright © 2020. All Rights Reserved. 'HQPDUN%XVLQHVV&DVH Average Revenue per Car/Mo: 158€ Average Bid Capacity in Oct 19: 227kW Total Capacity: 398kW (43 Vehicles) Without Building Services: Nuvve P&L, per car per year Sep 2017 - Aug 2018 FCR* Revenue Base EUR 2,082 Energy Export (to Grid) EUR 106 Mobility Fee EUR 562 Total Revenues EUR 2,750 100% Cost of Energy EUR (1,340) -49% Cost of Chargers, Nuvve EUR (586) -21% Total Operating Expenses EUR (1,927) -70% Nuvve Remaining EUR 823 30% * Frequency Control Regulation

16 Nuvve Copyright © 2020. All Rights Reserved. Energy And Power Capacity Market *ULG ZLGH Behind the meter/Grid - wide Behind the meter 'LVWULEXWLRQJULG Combination 1. Frequency Regulation 2. Demand Charge Demand Response 3. PV Integration Energy Optimization 'LVWULEXWLRQ *ULG 6HUYLFHV 5. Energy Arbitrage Market size Number EV / $ 0 % SHUFDUSHU\HDU 500M / $250B $500 per car per year 30M / $30B $1,000 per car per year 130M / $65B $500 per car per year 250M / $200B $800 per car per year ^ŽƵƌĐĞƐ͗&ͬEZ>ͬ Ŷd^K Ͳ ͬW:DͬE'^Kͬ EŽƌĚƉŽŽů ͬZdͬW'Θ High value – Power capacity Peak Power – EV Integration (QHUJ\XVDJH2SWLPL]DWLRQ Voltage control, Load Management Energy trading

17 Nuvve Copyright © 2020. All Rights Reserved. Nuvve Comparison to Competition Today Transportation Fleet Charge ᤯ ᤯ ᤯ ᤯ ᤯ Behind - The - Meter TOU ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Grid Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ sŽůƚĂŐ ĞŽŶƚƌŽů ᤯ Reactive Power ᤯ Energy Arbitrage ᤯ ᤯ Freq. Regulation ᤯ Bi - Directional ᤯ ᤯ ᤯ ᤯

18 Nuvve Copyright © 2020. All Rights Reserved. First - mover Advantage in V2G Space &ŝƌƐƚDŽǀĞƌĚǀĂŶƚĂŐĞ Nuvve Today ŶƚƌǇ ĂƌƌŝĞƌ ĨŽƌŽŵƉĞƚŝƚŽƌƐ Intellectual Property (IP) Nuvve owns key paten t s D ifficult for competitors to peform V2G functions without violating Nuvv e `s IP Qualification by Transmission System Operator (TSO) EƵǀǀĞŝƐĂůƌĞĂĚǇƋƵĂůŝĨŝĞĚďǇŵƵůƚŝƉůĞd^KƐ ǁŚŝĐŚŵĂŬĞƐEƵǀǀĞĞĂƐŝĞƌƚŽĞǆƉĂŶĚŝŶ ŽƚŚĞƌĂƌĞĂƐ It is a long path for distributed resources and aggregators to be qualifed by TSO : 12 - 36 months Experience (market participation & stake - holders) Nuvve has 10 years experience of market participation and stake - holder interaction including with car OEMs Optimization of market participation and cusotmer`s value proposition is a key element for competitiveness. Data Collection A huge amount of data has been accumulated inside Nuvve Data is a key element for rapid and accurate future development

19 Nuvve Copyright © 2020. All Rights Reserved. Nuvve Roll - out Strategy ϮϬϮϬ 2021 ϮϬϮϮ 2023 Light Duty Fleet Heavy Duty Fleet Car OEM Charge Point Operator (CPO) ƵƌŽƉĞͬŚĂĚĞŵŽ US - Europe / CCS DC h^ͬ^ĐŚŽŽůƵƐ US - Europe / Telematic v1g Nordics and Europe / v1g US – Europe / Shuttle – Delivery Truck – Transit bus US – Europe - Japan / Telematic v2g US – Europe - Japan / 15118 - 20 and other standards v2g

Nuvve Copyright © 2020. All Rights Reserved. 639%ULQJV)LQDQFLQJDQGD7XUQNH\6ROXWLRQ Charging Consultation & Installation • Consultative approach with network of installation partners Financing • Enable financing of equipment, including the bus with partners • Use a Special Purpose Vehicle (SPV) to finance equipment • Vehicle, Charging station and installation can be supported through SPV • Target mid ten’s IRR EVSE BTM Cost TTM Cost Behind - the - Meter (installation) 7R WKH 0HWHU JULGXSJUDGHV Charging Station 9HKLFOH Finance equipment, including vehicle by leveraging V2G revenue

Nuvve Copyright © 2020. All Rights Reserved. 21 School Bus SPV Model SPV LLC o r LP /Es^dKZ^ ƋƵŝƚǇ Debt Energy Market BTM School District Bus Owner N U V V E Rev Share Mkt Participation s Ϯ 'Θ dD ZĞǀƐ ƐƐŝŐŶ>&^Θ'ƌŝĚ^ĞƌǀŝĐĞZĞǀĞŶƵĞƐ Provide Required Infrastructure & Turnkey Svc Capital Outlay for Eqpt & Svcs Equipment & Services Network Upgrades EV Bus Procurement EVSE Procurement EĞƚǁŽƌŬ hƉŐƌĂĚĞƐ W KDƐ s^ DĨƌƐ /^KƐ hƚŝůŝƚŝĞƐ EVSE Mfrs

22 Nuvve Copyright © 2020. All Rights Reserved. The Nuvve Team GREGORY POILASNE Co - Founder, Chairman, CEO TED SMITH Director, COO t/>>/D<DWdKE Ž Ͳ &ŽƵŶĚĞƌ͕ŚĂŝƌŵĂŶd DZdZ,E sW͕DĂƌŬĞƚŝŶŐ RAPHAEL DECLERCQ Board Member KENJI YODOSE Board Member JACKIE PIERO VP. Regulatory Board of Directors LYNN AMES VP. HR & Infrastructure Tim O’Neal VP, Engineering

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Nuvve Copyright © 2020. All Rights Reserved. Transaction Summary • Nuvve is being acquired by Newborn, a publicly listed special purpose acquisition company with $57.5M cash in trust • Nuvve pre - money equity value of ~$102M • Consideration to Nuvve paid with ~10.2M shares. • Transaction includes ~$14M common stock and warrant PIPE at $10.00/share. For every PIPE share purchased, PIPE investors receive 1.9 warrants; each whole warrant exercisable for ½ a common share (4) • Pro forma market capitalization of ~$202M; pro forma enterprise value of ~$132M • Nuvve will own ~53% of the combined company (~61% with earnout) • Approximately $66M cash rolls to balance sheet; ~$70M on balance sheet post transaction including $4M in bridge proceeds • Nuvve shall be entitled to an earnout of 4 million newly issued shares if Nuvve’s CY 2021 revenue exceeds $30M POST TRANSACTION VALUATION ($MM) (1)(2)(3) SOURCES & USES ($MM) 326775$16$&7,219$/8$7,21 00 (1) Assumes zero redemptions from SPAC (2) Does not include ~3 million common shares underlying IPO warrants exercisable at $11.50 per share nor 1.3M common shares underlying warrants being offered in this PIPE exercisable at $11.50 per share (3) Does not include 0.3M unit purchase options to the NBAC IPO underwriter (4) Nuvve is also receiving a $4M bridge private placement in a senior secured convertible debenture that will convert into equit y immediately prior to closing of the business combination. The bridge investor shall not receive any proceeds from the earnou t, if achieved Shares Outstanding 20.2 Price Per Share $10.00 Market Capitalization $201.9 Plus: Debt $0.0 Less: Cash $70.3 Enterprise Value $131.6 Shares % Value (mm's) Newborn Sponsor 1.7 8.6% $0.0 SPAC IPO Investors 6.3 31.3% $0.0 PIPE Investors 1.4 7.1% $0.0 Nuvve 10.7 53.0% $0.0 Total 20.2 100.0% $0.0 Nuvve w/ Earnout 14.7 60.8%

25 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Nuvve Comparable Company Benchmarking • Nuvve’s 2020 – 2022E revenue CAGR of 312% significantly higher than comparables • Nuvve’s pro forma valuation is at a significant discount to the two primary comparables, BLNK and ChargePoint Revenue CAGR (2020 - 2022) EV / 2020E Revenue (1)(2) (9 (5HYHQXH Sources: SEC filings, S&P CapitalIQ , as of 11/9/2020 (1) Assumed Nuvve 2020 estimated revenue of $5.5M which is the midpoint of the projected revenue range of $5M - $6M (2) Assumes no redemptions from Switchback Energy Acquisition SPAC. Net cash and share count data derived from Switchback Energy Acquisition’s publicly filed presentation 312.0% N/A 60.0% 23.9x 44.3x 34.2x 4.1x 22.1x 23.3x

Nuvve Copyright © 2020. All Rights Reserved. Historical and Projected P&L (1) 2017 and 2018 are audited statements; 2019 and YTD are unaudited (2) YTD includes 1/1/20 – 9/30/20 PROJECTION ACTUALS (1) 2020 ($ in '000s) 2017 2018 2019 YTD (2) Low High 2021 2022 Revenue $720 $1,519 $3,482 $2,999 $5,000 $6,000 $32,300 $93,400 COGS $383 $532 $1,441 $477 $1,535 $2,244 $17,700 $45,700 Gross Profit $337 $988 $2,041 $2,522 $3,465 $3,756 $14,600 $47,700 Operating Income (Loss) ($2,915) ($7,867) ($5,885) ($2,449) ($3,206) ($2,915) $3,200 $25,400

27 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ Balance Sheet Snapshot (1) (1) Unaudited as of 9/30/2020 (2) Convertible notes convert to equity prior to merger close $ in '000s ASSETS LIABILITIES Current Assets Current Liabilities Cash 59$ Accounts payable 1,887$ Accounts receivable 634 Accrued expenses 339 Inventory 185 Deferred revenue 1,846 Prepaid expenses and other 399 Convertible notes (2) 1,118 Total Current Assets 1,276 Total Current Liabilities 5,189 Property and equipment, net 101 PPP loan 482 Investment in joint venture 671 EIDL SBA Loan 160 Intangible assets, net 1,251 TOTAL LIABILITIES 5,831$ Other 23 TOTAL ASSETS 3,323$

Appendix

Nuvve Copyright © 2020. All Rights Reserved. Company Outline • The world’s only platform enabling profitable deployment of EV fleets globally • University of Delaware Spin Off (invention of V2G) • HQ in San Diego, CA • Offices in Copenhagen, London, Newark (DE), Paris • Core IP: 15 patents filed or pending • Projects around the world • 3 years of commercial operation in Denmark • Corporate investors o EDF Renewable EDF o Toyota Tsusho • Joint Venture DREEV

30 Nuvve Copyright © 2020. All Rights Reserved. Market Access By Region 3URGXFW U.S.A Denmark Norway U.K France Japan China CAISO PJM NYISO Time of Use (Optimization) ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ Demand Charge ᤯ ᤯ ᤯ n/a n/a n/a n/a ᤯ n/a Demand Response ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2020 Frequency Regulation 2022 ᤯ ᤯ ᤯ ᤯ 2020 2020 2024 2022 Capacity ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ 2022 2022 Energy ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ ᤯ сz^ zĞĂƌсtŚĞŶŵĂƌŬĞƚǁŝůůŽƉĞŶ

31 Nuvve Copyright © 2020. All Rights Reserved. <HDU 5HFDS V2G enabled ride share service at UC – San Diego Torrance, CA - School District V2G fleet deployment in Denmark JCDecaux in Denmark ‡ \HDUVRIPDUNHWSDUWLFLSDWLRQLQ3-0 WKHODUJHVW WUDQVPLVVLRQV\VWHPRSHUDWRU 762 LQWKHFRXQWU\ ‡ \HDUVRIFRPPHUFLDORSHUDWLRQLQ'HQPDUN ‡ $YHUDJH SHUYHKLFOHSHU\HDU ‡ 'UHHYD(')DQG1XYYH-RLQWYHQWXUHIRFXVHG* )UDQFH8.,WDO\%HOJLXPDQG*HUPDQ\ ‡ 6WUDWHJLFDJUHHPHQWHVWDEOLVKHGZLWKNH\VFKRROEXV 2(0/LRQ%OXH%LUG ‡ 0(7,SURMHFWGHSOR\PHQWVXFFHVVLQ-DSDQ ‡ .(3&20286WDWH*ULG/R,

32 Nuvve Copyright © 2020. All Rights Reserved. 0DUNHWVL]H *OREDO 5HYHQXH2SSRUWXQLW\8QLW $1.5B Grid Services TAM / year $500 / EV / year ΨsĂůƵĞWĞƌsWĞƌzĞĂƌ Behind - The - Meter Services $800 / EV / year Ψ ϰ TAM / year Transportation Services $2000 / EV / year $290B dDͬǇĞĂƌ Total Opportunity $3300 / EV / year Ψ Ϯϵϲ TAM / year Source: EDF and Nuvve edition https://www.nrel.gov/docs/fy17osti/68963.pdf Total Electric Market is worth $3,214B in 2016 (source: Reuters)

33 EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ 33 Nuvve Copyright © 2020. All Rights Reserved. EƵǀǀĞŽƉǇƌŝŐŚƚΞ ϮϬϮϬ ͘ůůZŝŐŚƚƐZĞƐĞƌǀĞĚ͘ We Make Electric Vehicles Greener